Exhibit 99.7.1

POWER OF ATTORNEY

The undersigned, each being the Co-Chairman, Co-Chief Executive Officer and Co-President of Morgan Stanley Smith Barney LLC, a Delaware limited liability company, hereby constitutes and appoints Scott Richardson and Michael Weiner, each as attorney-in-fact, with full power of substitution, to sign on my behalf and in my name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, Registration Statements on Form S-6 under the Securities Act of 1933, as amended, and any and all amendments thereto, including pre- and post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise in relation to Morgan Stanley Global Investment Solutions — Momentum Strategy 2017, Morgan Stanley Global Investment Solutions — Uncommon Values Trust, 2017 and Uncommon Values Growth & Income Series, 2017, Morgan Stanley Global Investment Solutions — Morgan Stanley Target Equity U.S. Total Return Portfolio, Series 1, Morgan Stanley Global Investment Solutions — Contrarian Candidates Portfolio, Series 4, and Morgan Stanley Global Investment Solutions — Optimized Equity Dividend Strategy, Series 3, for which Morgan Stanley Smith Barney LLC will act as Sponsor, and hereby grant unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statement(s), and to maintain the effectiveness of such Registration Statement(s) for such unit investment trusts, that he may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of May, 2017.

/s/ Shelley S. O’Connor
Shelley S. O’Connor
Co-Chairman, Co-Chief Executive Officer and Co-President

/s/ Andrew Saperstein
Andrew Saperstein
Co-Chairman, Co-Chief Executive Officer and Co-President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being the members of the Executive Committee of the Board of Directors of Morgan Stanley Smith Barney LLC, a Delaware limited liability company, hereby constitutes and appoints Scott Richardson and Michael Weiner, each as our attorney-in-fact, with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, Registration Statements on Form S-6 under the Securities Act of 1933, as amended, and any and all amendments thereto, including pre- and post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise in relation to Morgan Stanley Global Investment Solutions — Momentum Strategy 2017, Morgan Stanley Global Investment Solutions — Uncommon Values Trust, 2017 and Uncommon Values Growth & Income Series, 2017, Morgan Stanley Global Investment Solutions — Morgan Stanley Target Equity U.S. Total Return Portfolio, Series 1, Morgan Stanley Global Investment Solutions — Contrarian Candidates Portfolio, Series 4, and Morgan Stanley Global Investment Solutions — Optimized Equity Dividend Strategy, Series 3, for which Morgan Stanley Smith Barney LLC will act as Sponsor, and hereby grant unto said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statement(s), and to maintain the effectiveness of such Registration Statement(s) for such unit investment trusts, that each or any of them may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned have hereunto set his hand this 18th day of May, 2017.

/s/ Jed Finn
Jed Finn,
Managing Director

/s/ James Janover
James Janover, Managing Director

POWER OF ATTORNEY

The undersigned, being the Chief Financial Officer of Morgan Stanley Smith Barney LLC, a Delaware limited liability company, hereby constitutes and appoints Scott Richardson and Michael Weiner, each as an attorney-in-fact, with full power of substitution, to sign on my behalf and in my name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, Registration Statements on Form S-6 under the Securities Act of 1933, as amended, and any and all amendments thereto, including pre- and post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise in relation to Morgan Stanley Global Investment Solutions — Momentum Strategy 2017, Morgan Stanley Global Investment Solutions — Uncommon Values Trust, 2017 and Uncommon Values Growth & Income Series, 2017, Morgan Stanley Global Investment Solutions — Morgan Stanley Target Equity U.S. Total Return Portfolio, Series 1, Morgan Stanley Global Investment Solutions — Contrarian Candidates Portfolio, Series 4, and Morgan Stanley Global Investment Solutions — Optimized Equity Dividend Strategy, Series 3, for which Morgan Stanley Smith Barney LLC will act as Sponsor, and hereby grant unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statement(s), and to maintain the effectiveness of such Registration Statement(s) for such unit investment trusts, that he may lawfully do or cause to be done.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 2017.

/s/ Jeffrey Gelfand
Jeffrey Gelfand, Chief Financial Officer